SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 29, 2004
                                  -------------
                                (Date of report)


                             UNIVERSAL EXPRESS, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Nevada                       000-18094                     11-2781803
(State of Incorporation)      (Commission File Number)         (IRS Employer ID)


                     1230 Avenue of the Americas, Suite 771
                            New York, New York 10020
                    (Address of principle executive offices)


                                 (917) 639-4157
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 4.1

CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On July 29, 2004, Rosenberg Rich Baker Berman & Company, P.A. ("RRBB") resigned as the principal registered independent public accounting firm of Universal Express, Inc. (the "Registrant").

      The Company engaged RRBB on October 30, 2001. During the last two fiscal years ended June 30, 2003 and June 30, 2002, and through July 29, 2004, there were no disagreements between the Registrant and RRBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of RRBB would have caused RRBB to make reference to the matter in its reports on the Registrant's financial statements. During the last two most recent fiscal years ended June 30, 2003 and June 30, 2002 and through July 29, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

      The Registrant has requested that RRBB furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated August 19, 2004, is filed as
Exhibit 16.1 to this Form 8-K.

ITEM 9

EXHIBITS.

Exhibit 16.1 Letter from Rosenberg Rich Baker Berman & Company, P.A., dated August 19, 2004, regarding their resignation as the Company's registered independent public accounting firm.

                                    SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                              Universal Express, Inc.
                                              (Registrant)



                                              /s/ RICHARD A. ALTOMARE
                                              ------------------------------
                                              By:  Richard A. Altomare
                                              Its: Chief Executive Officer